NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

Jefferies 6 th Annual Global Industrials and A&D Conference August 10th, 2010 Exhibit 99.1 1 NYSE: NAV

NYSE:
NAV
Safe Harbor Statement &
Other Cautionary Notes
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of
1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation.
Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,”
“plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A,
Risk
Factors,
included within our
Form 10-K for the year ended October 31, 2009, which was filed on December 21, 2009. Although we believe that these forward-
looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

NAVISTAR®
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

Actions Taken in 2010 That Impact
Our Strategy
Strategy: Leveraging What We Have and What Others Have Built
• Focus is on reducing impact of cyclicality
• Improve cost structure while developing
synergistic niche businesses
• Controlling our Destiny
• Goal of:
- $15 billion in
revenue
- $1.6 billion in
segment profit at
peak of cycle
•
•
Revised goal of:
Revised goal of:
$20 billion in
$20 billion in
revenue
revenue
$1.8 billion in
$1.8 billion in
segment profit at
segment profit at
average of cycle
average of cycle

NYSE:
NAV
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

Earnings per Share
$1.8B Segment Profit Goal @ 350k units*
Original $1.6B Segment Profit Goal @ 415k units
Revised 2010 Guidance Midpoint
Original 2010 Guidance Midpoint

NAVISTAR

NYSE:
NAV

Profitable Growth
Earnings Per Share vs. Industry Volume
Note: This is not to illustrate updated guidance. Any updated guidance will be provided during our 3  Quarter Earnings Call.
$(10.00)
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
Notes:
* Assumes attainment of mature global growth by end of calendar year 2013 rd
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

#2*

#1*

SCHOOL BUS

#1*

#1*

#2*

27% 35% 35%

NAVISTAR

NYSE: NAV
5 5
Medium
Truck
Great Products –
Market Share
Severe
Service
Truck**
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
June YTD10
60%
**Excludes U.S. Military shipments
FY07 36%
FY08 36%
FY09 35%
June YTD10
40%
FY07 25%
FY08 27%
FY09 34%
June YTD10
35%
FY07 15%
FY08 19%
FY09 25%
June YTD10
25%
Class 8**
School
Bus
(U.S. & Canada)
School Bus & Combined Class 6-8 Market Share –
2Q FY08: ; 2Q FY09: ; 2Q FY10:
*Market Share based on brand

6 NYSE: NAV Launches of New Product • 2010 emission lineup • ProStar+ ® • 15L engine • EStar ® • Mahindra • TerraStar ® Class 4-5 • Military - MaxxPro DXM™ • Continental Mixer • NC 2 ®

Navistar Defense Business Model
“Leveraging what we have and what others have built.”
COTS
True Tactical Vehicles
Field Service Reps
Integrated Logistics
Services
Parts Support Reset,
Refurbish, Repower
Independent
Suspension
Emergency
Egress Windows
MXT Limited Slip
Differential
Upgrade
7 7
MilCOTS
NYSE:
NAV

NYSE:
NAV
$2 Billion Sustainable
Navistar Defense
• Leverages
base
business
• Continued
strength
Augment Sustainable base with Selective
Opportunities
Engineering Manufacturing Sustainment
Enablers
What’s happened since we talked to you last:
• May 4 - $89 million for TACOM vehicles for the Afghan
National Army
• May 4 - $102 million for MaxxPro Dash MRAP capability
insertion
• May 26 - $61 million to support Foreign Military Sales (FMS)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
FY 2008 FY 2009 FY 2010
Guidance
$2 billion sustainable
Note:  This is not to illustrate updated guidance.  Any updated guidance will be provided during our 3 Quarter Earnings Call.
rd
®

Customer friendly
solutions
Manage timing
transition
Improved fuel
economy
Improved
performance
Torque and weight
Improved margins
2010 Engines Hit the Mark!
Evolution of
technology
Improved durability
Lead conversion
from 15L to 13L
Earn credits early
Leading used truck
values

NYSE:
NAV

NYSE:
NAV
North America Vehicle Strategy
• Profitable growth
• Product differentiation – leadership
• Continuous growth
– North America
– Global
• Engineering and product development/keep
investing
• Position us for when market returns

$1.8B Segment Profit Goal @ 350k units*
Original $1.6B Segment Profit Goal @ 415k units
Revised 2010 Guidance Midpoint
Original 2010 Guidance Midpoint
Earnings per Share

NYSE:
NAV

Profitable Growth
Earnings Per Share vs. Industry Volume
Note: This is not to illustrate updated guidance. Any updated guidance will be provided during our 3 rd
Quarter Earnings Call.
$(10.00)
$(5.00)
$-
$5.00
$10.00
$15.00
$20.00
150 200 250 300 350 400 450 500
Traditional Industry Volume (Thousands of Units)
Notes:
* Assumes attainment of mature global growth by end of calendar year 2013
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

Navistar News July 19, 2010

Independent Tests Prove International ProStar+ with MaxxForce 13 Advanced EGR Beats Competition Results Show Nearly 1% to 2.5% Advantage in Fluid Economy

ONE
KNOWS A REPUTATION IS EARNED AND NOT GIVEN
At International, ONE is about all of us—fleet managers, drivers, dealers and engineers—working together to make the most of our businesses.
It's this tireless dedication, best exemplified by our dealers, that enabled International® trucks to rank highest in customer satisfaction among Class 8 truck owners in the Vocational Truck and Dealer Service segments—the only two categories recognizing the Class 8 truck industry this year—according to the J.D. Power and Associates 2010 Heavy-Duty Truck Customer Satisfaction Study.SM
After all, when it comes to meeting the needs of our customers and providing top-level customer satisfaction, ONE never rests.
A NAVISTAR COMPANY

Product Differentiation – Leadership “Highest in Customer Satisfaction among Vocational Segment Class 8 Trucks” “Highest in Customer Satisfaction with Heavy-Duty Truck Dealer Service”

DuraStar DuraStar Cab Cab
Day, Extended & Crew
CF Chassis CF Chassis
Drop Rails Drop Rails
MaxxForce MaxxForce 7 7
®
Engine Engine
Continuous Growth:
North American Niche Market Launches
Type A School
Launch: May 2011
Cutaway Commercial
Launch: January 2011
Class 2c-3 All-Electric Truck
Announced: August 2009
Launch: May 2011
Class 4/5

NYSE:
NAV

14 NYSE: NAV Continuous Growth: 2011 Monaco Vesta

North America
2007: 437 K
2014: 430 K
Western Europe
2007: 344 K
2014: 359 K
Russia
2007: 141 K
2014: 145 K
China
2007: 725 K
2014: 1 M
Turkey
2007: 26K
2014: 33 K
Middle East
2007: 91 K
2014: 105 K
India
2007: 270 K
2014: 344 K
Mexico
2007: 42 K
2014: 35 K
Mercosur
2007: 111 K
2014: 155 K
Other LA
2007: 41K
2014: 40 K
South Africa
2007: 22K
2014: 22 K
Australia
2007: 23 K
2014: 26 K

Global Projected GDP

12%
10%
8%
6%
4%
2%
0%
2010
2011
2012
2013
2014
China
India
Peru
Chile
Colombia
South Africa
Brazil
North America

NAVISTAR

15
Continuous Growth:
2014 Global Truck Market Overview
Note: Includes Medium and Heavy Trucks >6T only  Source: JD Power; Monitor Analysis, Regional Analysis, Econometrix, ERG, and World Truck manufacturer’s Report
NYSE:
NAV

Continuous Growth:
Global Truck Market
31 T
Launch: July 2010
25 T  Tipper
Launch: June 2010
40 T
Launch: July 2010
49T
Launch: Sept 2010
25 T
Launch: May 2010
25 T  Cowl
Launch: June 2010
• 2010 invest in the future
• Launch
– Leverage our strengths
– Select countries that have
largest opportunities: South
America, China, Australia
• Goal – 10% segment margins
Mahindra NC

2
NYSE:
NAV

School Bus
Class 6-8
ProStar®
LoneStar®
MRAP
2010 Engines
U.S.
Launching/
Future
Global
ProStar®+
Continental
Class 4/5
Type A
School Bus
Monaco
EStar
15 Liter
Big Bore
CAT Strategic
Alliance
Mahindra
International
JLTV
NC²
Global Bus

NAVISTAR

Engineering and Product Development Finished NYSE: NAV 17

NYSE:
NAV
100,000
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fcst
2011
Fcst
U.S. and Canada Class 6
-
8 Retail Industry
Position Us For When Market Returns:
Industry Landscape – Investing in Our Future
R&D ($ millions)
$375
$384
$433
$0
$100
$200
$300
$400
$500
FY2007 FY2008 FY2009
Note:  This is not to illustrate updated guidance. Any updated guidance will be provided during our 3 rd
Quarter Earnings Call.
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08 FY09
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 22,600 20,000 22,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 39,800 45,000 50,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 119,400 130,000 143,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 181,800 195,000 215,000
FY 10
Forecast
Current 2010
Actual
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume
Historical Information

#1

#2

U.S. & Canada Industry Composition presents a clear EGR advantage	
Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab:	16%
TOTAL:	70%

#1

#1

NAVISTAR

NYSE:
NAV
Our Emission Strategy Gives Us a
Competitive Advantage
60% Market Share
June YTD2010
School
Bus
40% Market Share
June YTD2010
35% Market Share
June YTD2010
Severe
Service
Truck**
Heavy
Truck
25% Market share
June YTD2010
Medium
Truck
*Market share based on brand
**Excludes U.S. Military deliveries
Heavy Sleeper – 30%
Market Share
YTD Order
Receipts
Market
Share
Full
Year
2009
2Q 2010
YTD
June
2010
YTD
June
Full  Year
2010 Goal
School
Bus
61% 63% 60% 51% 60% +
Medium 35% 44% 40% 49% 40% +
Severe
Service
34% 35% 35% 40% 35% +
Heavy 25% 22% 25% 28%
25% _
* *
* *
* *
* *

NYSE:
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Status - Next Steps
• Build and hold strategy
– Delivering 2010 compliant products
• 15L to 13L transition
– JB Hunt
– Boyd Bros.
– Heartland Express
• Post-retirement
– OPEB
– Pension
• MaxxForce
®
15L currently in
several customers’ hands
accumulating real world miles
• Distribution channel
Status What’s next?
• Increase customer penetration
of 13L with Jake brake
• 15L to 13L transition
• Post-retirement
• Financing -
customer financing
still in progress
• MaxxForce
®
15L – seed
additional customers
• Improving our already robust
distribution channel

NYSE:
NAV
SEC Regulation G –
Fiscal Year Comparison
Future
2009
*Includes net income attributable to non-controlling interests
U.S. and Canada Industry 414,500 350,000
($billions)
Sales and revenues, net $ 15 + $ 20 +
($millions)
Manufacturing segment profit* $ 1,600
Below the line items
Income excluding income tax
Income tax expense (298)
Net Income attributable to Navistar International Corporation (NIC)
Diluted earnings per share ($'s) attributable to NIC $12.31
Weighted average shares outstanding: diluted (millions)
Original Target
@ 414.5k Industry
Revised Target
@ 350k Industry
$ 1,780
(590)
~ 72.5
$892
~ 72.5
(500)
1,100
(275)
$825
$11.46
1,190
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.
Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.